Filed Pursuant to Rule 497(e)
Series Portfolios Trust Registration No. 333-206240

June 28, 2018

Infusive Consumer AlphaTM Global Fund

a Series of Series Portfolios Trust

Supplement to the Prospectus and Statement of Additional
Information dated June 8, 2017

Effective immediately, the trading symbols for the Institutional Class and Investor Class of the Infusive Consumer AlphaTM Global Fund (the “Fund”) found on the front cover of each of the Fund’s Prospectus and Statement of Additional Information are removed and replaced with “not available for purchase.”  Shares of the Fund are not offered for sale at this time.

Please retain this Supplement with the Prospectus and Statement of Additional Information.